United States
Securities and Exchange Commission
Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the registrant ☒                            Filed by a party other than the registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Applied Energetics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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APPLIED ENERGETICS, INC.
3590 EAST COLUMBIA STREET
TUCSON, ARIZONA 85714

August 15, 2011

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders that will be held on Monday, October 3, 2011 at 9:00 A.M., local time, at our corporate offices at 3590 East Columbia Street, Tucson, Arizona 85714.

As permitted by rules adopted by the United States Securities and Exchange Commission, we are mailing a notice to many of our stockholders instead of a paper copy of this proxy statement and our 2010 Annual Report to Stockholders.  The notice contains instructions on how to access those documents over the Internet.  The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2010 Annual Report to Stockholders and a proxy card.  We believe that this process will provide our stockholders with easier access to these proxy materials, reduce the costs of printing and distributing our proxy materials and conserve environmental resources.

The notice of annual meeting and proxy statement, which follow, describe the business to be conducted at the meeting.  Whether or not you plan to attend the annual meeting, we urge you to read this material carefully and encourage you to vote promptly.  You may vote your shares via a toll-free telephone number or over the Internet.  If you received a proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided.  Instructions regarding all three methods of voting are contained on the proxy card.

If you plan to attend the annual meeting in person, you will need to present a government issued picture identification, such as a passport or driver’s license, to enter our corporate offices.  Access to the secured portion of our facility will not be permitted.

Thank you and I look forward to seeing you at the meeting.

Cordially,

James M. Feigley
Chairman of the Board

APPLIED ENERGETICS, INC.
3590 EAST COLUMBIA STREET
TUCSON, ARIZONA 85714

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 3, 2011

To the Stockholders of Applied Energetics, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Applied Energetics, Inc. (the “Company”) will be held on Monday, October 3, 2011 at 9:00 A.M. local time at our corporate offices at 3590 East Columbia Street, Tucson, Arizona 85714 to consider and vote upon the proposals below, as explained more fully in the accompanying proxy statement:

(i)           A proposal to elect two Class I directors to hold office until the 2014 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;

(ii)          A proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2011; and

(iii)         Any other matters properly brought before the meeting, including approval of any adjournment or postponement of the meeting.

Only stockholders of record on the books of the Company at the close of business on August 11, 2011 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

A copy of the Company’s Annual Report for the year ended December 31, 2010, which contains financial statements, accompanies this Notice and the attached Proxy Statement.  You may vote your shares via a toll-free telephone number or over the Internet.  If you received a proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided.  Whether or not you attend the meeting, it is important your shares be represented and voted.

Your board of directors believes that the election of the nominees specified in the accompanying proxy statement as directors at the annual meeting is in the best interests of the Company and its stockholders and, accordingly, unanimously recommends a vote “FOR” such nominees.

August 15, 2011	By order of the Board of Directors

James M. Feigley
Chairman of the Board

YOUR VOTE IS VERY IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE ENSURE YOU TAKE THE TIME TO CAST YOUR VOTE.

YOU MAY VOTE BY SUBMITTING YOUR PROXY BY TELEPHONE, THE INTERNET OR MAIL.  IF YOU ARE A REGISTERED STOCKHOLDER AND ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.  IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER AND WANT TO VOTE YOUR SHARES IN PERSON AT THE MEETING, PLEASE CONTACT YOUR BANK OR BROKER TO OBTAIN A LEGAL PROXY.

PROXY STATEMENT

APPLIED ENERGETICS, INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 3, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Applied Energetics, Inc. (“Applied Energetics” or the “Company”) for use at the Annual Meeting of Stockholders to be held on Monday, October 3, 2011 (the “Annual Meeting”), including any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Meeting.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given by a stockholder pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

The address and telephone number of the principal executive offices of the Company are:

3590 East Columbia Street
Tucson, Arizona 85714
Telephone: (520) 628-7415

TABLE OF CONTENTS

Page
GENERAL INFORMATION	1
PROPOSAL I: ELECTION OF DIRECTORS	3
STOCK OWNERSHIP AND SECTION 16 COMPLIANCE	5
CORPORATE GOVERNANCE	7
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE:	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	18
AUDIT COMMITTEE REPORT	19
PROPOSAL II: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING	19
OTHER INFORMATION	21

-i-

GENERAL INFORMATION

Notice of Electronic Availability of Proxy Statement and Annual Report

As permitted by rules adopted by the United States Securities and Exchange Commission (sometimes referred to as the SEC), Applied Energetics is making this proxy statement and its annual report available to its stockholders electronically via the Internet.  On August 15, 2011, we mailed a notice to our stockholders containing instructions on how to access this proxy statement and our annual report and vote online.  If you received a notice by mail, you will not receive a printed copy of the proxy materials in the mail.  The notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report.  The notice also instructs you on how you may submit your proxy over the Internet.  If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the notice.

Questions and Answers About The Proposals to be Voted Upon and The Voting Procedures

Q.	What am I voting on?

A.
You are being asked to vote on the proposal to elect as Class I directors the two nominees recommended by the Company’s Board of Directors and named in this proxy statement (John F. Levy and Mark J. Lister) to serve as such commencing immediately following our 2010 annual meeting and until our annual meeting of stockholders in 2014.

In addition, you may be asked to consider and vote upon other matters that may properly come before the annual meeting, including approval of any adjournment or postponement of the meeting

Q.	Who is entitled to vote at the annual meeting?

A.
Common stockholders of record as of the close of business on August 11, 2011, the record date, are entitled to vote on each of the proposals at the annual meeting.  Each share of common stock entitles the holder thereof to cast one vote per each share held by such stockholder on the record date with respect to each proposal.

Q.	How do I vote?

A.	Stockholders can vote in person at the annual meeting or by proxy. There are three ways to vote by proxy:

•	By telephone –— You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	By Internet –— You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card; or

•	By mail –— If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on October 2, 2011.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record.  You must follow the instructions of the holder of record in order for your shares to be voted.  Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.  If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contract your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

Q.	How may I revoke or change my vote?

A.
You have the right to revoke your proxy any time before the meeting by (a) notifying Applied Energetics’ corporate secretary of your revocation or (b) returning a later-dated proxy.  The last vote received chronologically will supersede any prior vote.  You may also revoke your proxy by voting in person at the annual meeting.  Attendance at the meeting, without voting at the meeting, will not in and of itself serve as a revocation of your proxy.

Q.	What does it mean if I receive more than one notice or set of proxy materials.

A.
It may mean that you are the registered holder of shares in more than one account.  You may call our transfer agent, Continental Stock Transfer & Trust Company, at 212-509-4000, if you have any questions regarding the share information or your address appearing on the notice or proxy materials.

Q.	Who will count the votes?

A.	It is expected that either an employee of the Company or its counsel will tabulate the votes and act as the inspector of election.

Q.	What constitutes a quorum?

A.
A majority of the outstanding shares, present or represented by proxy, of Applied Energetics’ common stock will constitute a quorum for the annual meeting.  As of the record date, there were 91,371,192 shares of Applied Energetics common stock, $.001 par value per share, issued and outstanding.

Q.	How many votes are needed for Proposal I –— the election of the two Class I directors?

A.
Assuming a quorum is present, the two Class I directors will be elected by a plurality of the votes cast at the annual meeting, meaning the two nominees receiving the highest number of votes will be elected as directors.  Only votes cast for a nominee will be counted, except that a properly executed proxy that does not specify a vote with respect to the nominees will be voted for the two nominees whose names are printed on the proxy card (John F. Levy and Mark J. Lister).  Because the vote on this proposal is determined by a plurality of the votes cast, neither abstentions nor broker non-votes (as described below) will have any effect on the election of directors.

Q.	How many votes are needed to approve the other Proposal?

A.
Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented at the annual meeting, either in person or by proxy, and entitled to vote at the annual meeting is required for Proposal II to pass.  As described below, for this proposal, abstentions and broker-non votes will have the same effect as a vote against the proposal.

Q.	What happens if I abstain from voting?

A.
If an executed proxy card is returned and the stockholder has explicitly abstained from voting on any proposal, the shares represented by the proxy will be considered present at the annual meeting for the purpose of determining a quorum.  In addition, while they will not count as votes cast in favor of the proposal, they will count as votes cast on the proposal.  As a result, other than with respect to Proposal I, which will be determined by a plurality of the votes cast, an abstention on a proposal will have the same effect as a vote against the proposal.

Q.	What is a “broker non-vote”?

A.
A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.  While broker non-votes will be counted for the purposes of determining whether a quorum exists at the annual meeting, they will not be considered to have voted on any of the proposals on which such instructions have been withheld.  In the case of any proposal requiring a majority vote in favor of the proposal, they will have the same effect as a vote against the proposal.

Q.	Who bears the cost of soliciting of proxies?

A.
The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing the notice and, as applicable, this proxy statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by us.  In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and we may reimburse such persons for their expenses.

PROPOSAL I: ELECTION OF DIRECTORS

The Company’s By-Laws provide that the Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each Annual Meeting of Stockholders, directors constituting one class are elected for a three-year term. At this year’s Annual Meeting of Stockholders, two (2) Class I directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2014. It is the intention of the Board of Directors to nominate Mr. John F. Levy and Mr. Mark J. Lister as Class I directors. Each director will be elected to serve until a successor is elected and qualified or until the director’s earlier resignation or removal.

At this year’s Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event either or both of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following information is with respect to the nominees for election at this Annual Meeting of Stockholders:

CLASS I DIRECTOR
(To be Elected)
(New Term Expires in 2014)

John F. Levy:  John F. Levy has been a director of the company since June, 2009.  Mr. Levy serves as Chairman of our Nominating and Corporate Governance Committee and as a member of our Audit and Strategic Planning Committee.  Since May 2005, Mr. Levy has served as the Chief Executive Officer of Board Advisory, a consulting firm that advises public companies in the areas of corporate governance, corporate compliance, financial reporting and financial strategies.  Mr. Levy served as the Interim Chief Financial Officer from November 2005 to March 2006 of Universal Food & Beverage Company, which filed a voluntary petition under the provisions of Chapter 11 of the United States Bankruptcy Act on August 31, 2007.  From November 1997 to May 2005, Mr. Levy served as Chief Financial Officer of MediaBay, Inc., a NASDAQ listed company and provider of spoken word audio content.  While at MediaBay, he also served for a period as its Vice Chairman.  Mr. Levy is a certified public accountant with nine years of experience with the national public accounting firms of Ernst & Young, Laventhol & Horwath and Grant Thornton.  Mr. Levy is a director and non-executive Chairman of the Board of Applied Minerals, Inc., an exploration stage natural resource and mining company, a director, lead director and chair of the audit committee of Gilman Ciocia, Inc., a publicly traded financial planning and tax preparation firm, and a director of Brightpoint, Inc., a publicly traded company that provides supply chain solutions to leading stakeholders in the wireless industry.  Mr. Levy was formerly a director of Take-Two Interactive Software, Inc. and PNG Ventures, Inc.  Mr. Levy has authored The 21st Century Director: Legal and Ethical Responsibilities of Board Members, a course on the ethical and legal responsibilities of board members initially presented to various state accounting societies.  Mr. Levy has a B.S. degree in Economics from the Wharton School of the University of Pennsylvania and received his M.B.A. from St. Joseph's University in Philadelphia.

Mark J. Lister:  Mark J. Lister has served as a member of our Board of Directors since June, 2009.  Mr. Lister serves as the Chairman of our Strategic Planning Committee.  Since November, 2006, Mr. Lister has been President of StratTechs, Inc., a consulting firm he founded which specializes in brokering technology within the Defense, Intelligence and Homeland Security Government markets.  Mr. Lister recently completed service on the Secretary of the Navy Advisory Panel and formerly served as Chairman of the Naval Research Advisory Committee.  From January 1992 to June 2006, Mr. Lister was employed by the Sarnoff Corporation where he most recently served as Senior Vice President of Government Operations.  While at Sarnoff, from 2001 to 2006, Mr. Lister served as Managing Director of the Rosettex Technology and Ventures Group, a joint venture of Sarnoff Corporation and SRI International for which he was a founder, and from 1996 to 2001, Mr. Lister served as Executive Director of the National Information Display Laboratory.  From 1987 to 1992, he served as Director, Advanced Development and Applications in the Research and Development Group of the Office of the Assistant Secretary of the U.S. Air Force for Space.  Mr. Lister’s government career began at the Naval Research Laboratory where he served as a researcher in the Space Applications Branch from 1977 to 1987.  Mr. Lister has a B.S. in Electrical Engineering from Drexel University, a B.S. in Mathematics from St. Vincent College and a MEA from George Washington University.

DIRECTORS AND EXECUTIVE OFFICERS

The following information is with respect to incumbent directors in Class II and Class III of the Board of Directors who are not nominees for election at this Annual Meeting of Stockholders:

CLASS II DIRECTORS
(Term Expires in 2012)

James M. Feigley:  James M. Feigley has served as a member of our Board of Directors since June 2008, and as Chairman since April of 2009.  Mr. Feigley serves as a member of our Nominating and Governance Committee and our Strategic Planning Committee. Mr. Feigley has served as President of Rock River Consulting, Inc., a defense consulting firm he founded in May 2003 after retiring from the U.S. Marine Corps.  General Feigley served as Commander of the Marine Corps Systems Command from 1998 through 2002, where he was the executive authority on research, development, procurement, fielding and life cycle support for all Marine Corps ground combat, combat support and combat service support equipment, ordinance and systems. General Feigley served as Direct Reporting Program Manager for Advanced Amphibious Assault to the Assistant Secretary of the Navy, Research, Development and Acquisition Program from 1993 through 1998, during which time he was in charge of business planning, cost estimating, technical risk analyses and management, systems engineering and numerous other responsibilities.  He served as Project Manager for the Headquarters, U.S. Marine Corps and Naval Sea Systems Command from 1986 through 1993, where he managed all technology base projects for ‘Advanced Amphibious Assault Vehicle’ and wrote all technical, financial, cost, management, risk, planning and performance documentation. General Feigley served as a member of the United States Marine Corps from 1972 through 2002. He received a BS from the University of Wisconsin - Oshkosh in 1972 and graduated from the Army Logistics Management Center in 1982, the Marine Corps Command and Staff College in 1986 and the Defense Systems Management College in 1986. He currently serves as an Associate Member of the Naval Research Advisory Committee. Mr. Feigley retired from the Marine Corps as a Brigadier General in 2002 and received many decorations and honors during his military career.

George P. Farley:  George P. Farley, a certified public accountant, has been a member of our Board of Directors since March 2004.  Mr. Farley is Chairman of our Audit Committee and also serves as a member of our Compensation Committee.  Since 1999, Mr. Farley has operated a consulting practice in which he assists and advises public and private companies in complex financial transactions, on complex accounting and reporting issues and at time providing Chief Financial Officer services.  Mr. Farley has been providing financial consulting services since 1999.  Through 2007, Mr. Farley served as a Director and a member of the Audit Committee of iCad, Inc. He has also served as a Director and member of the Audit Committee of Preserver Insurance Company, Inc. and Acorn Holdings Corp and as a Director for Olympia Leather Company, Inc. From November 1997 to August 1999, Mr. Farley was a Chief Financial Officer of Talk.com, Inc., which provides telecommunication services. Mr. Farley was also a director of Talk.com, Inc. Mr. Farley joined BDO USA, LLP in 1962 and was a partner at BDO USA, LLP from 1972 to 1995, where he served as the managing partner of BDO’s Philadelphia Office, National Director of Mergers and Acquisition and established BDO’s valuation practice.

CLASS III DIRECTORS
(Term Expires in 2013)

James K. Harlan:  James K. Harlan has been a member of our Board of Directors since March 2004.  Mr. Harlan is the Chairman of our Compensation Committee and serves as a member of our Audit Committee.  Mr. Harlan founded HNG Storage, an underground natural gas storage development and operations enterprise, in 1992, and served as Executive Vice President and Chief Financial Officer from 1998 to 2007.  This company acquired, developed and operated several projects that were sold to major energy companies.  From 1991 to 1997, Mr. Harlan served as Group Development Manager for the Pacific Resources Group based in Indonesia, which was engaged with various manufacturing and distribution businesses and joint ventures in Asia, Australia, and North America.  Mr. Harlan has expertise in energy technology and markets having served as operations research and planning analyst for the White House Office of Energy Policy and Planning from 1977 to 1978, the Department of Energy from 1978 to 1981, and U. S. Synthetic Fuels Corporation from 1981 to 1984.  He has a PhD in Public Policy with an operations research dissertation from Harvard University and a BS in Chemical Engineering from Washington University in St. Louis.  Mr. Harlan was a member of the Board of Directors of iCAD, serving on board audit and compensation committees from 2000 until 2008, when he became a candidate for U. S. Congress from Louisiana.  Mr. Harlan is currently chief executive of the Vendevco group of companies with interests in oil/gas production, property and venture development in the United States and internationally.  He also serves on the advisory committee for Washington University’s International Center for Advanced and Renewable Energy and Sustainability.

The following is information with respect to the Company’s officers who are not directors or nominees for director:

Joseph C. Hayden:  Joseph C. Hayden has been the President since June 2010 and Principal Executive Officer since April 2009.  Mr. Hayden also served as Chief Operating Officer.  Previously, he served as Executive Vice President - Programs for Applied Energetics (since December 2004), directing all new business capture and the execution of awarded contracts.  Prior to that, he was Executive Vice President of Business Operations from November 2002 to 2004. He is a founder of the company.

Formerly, Mr. Hayden was a Program Manager and Senior Principal Systems Engineer at Raytheon Missile Systems working in the Directed Energy Weapons and JSOW missile product lines.  From 1998 to 1999, Mr. Hayden was the Engineering Manager for Delta V Technologies, Inc., overseeing the design and manufacture of high vacuum coating systems for the commercial thin film and glass coating industries.  From 1993 to 1997, Mr. Hayden was employed by Molten Metal Technology, Inc., an environmental high technology start-up company. As Director of Commercial Services for Molten Metal Technology, he led the staffing and start-up of three hazardous waste processing plants, including a joint venture for radioactive waste processing in Oak Ridge, Tennessee. While Director of Research and Development Operations for Molten Metal Technology, he managed the operations at the company’s R&D facility, which included a commercial-scale pilot plant. Mr. Hayden’s career began in the United States Navy, where he served as a Nuclear Surface Warfare Officer. His billets included tours on nuclear powered aircraft carriers, guided missile cruisers and destroyers, including being a member of the pre-commissioning crew of the USS George Washington (CVN-73) where he was closely involved in the testing and acceptance of the ship’s nuclear power plants. Mr. Hayden’s additional Navy tours included being a staff member of the Atlantic Fleet, an instructor and company officer at the U.S. Naval Academy, and service at the Naval Electronics Systems Command. Mr. Hayden received a B.S. in Mechanical Engineering from the United States Naval Academy.

Humberto A. Astorga:  Humberto A. Astorga has been our Chief Financial Officer since June, 2010, and our principal financial officer and principal accounting officer since September, 2009.  Since March 2006, Mr. Astorga has been Controller of Applied Energetics.  Prior to joining the company, Mr. Astorga was Controller of Lasertel, Inc., a semi-conductor laser manufacturer he joined in June 2002.  From 2001 through June 2002, Mr. Astorga was senior financial analyst of NCS Pearson, Inc., a provider of educational assessments, products, services and solutions.  Prior to joining NCS Pearson, Mr. Astorga was the SAP Business Analyst for Leoni Wiring Systems, Inc., a global supplier of wires, cables and wiring systems.  From 1997 until he joined Leoni Wiring in 2000, Mr. Astorga was a senior financial analyst for the Chamberlain Group, Inc., a consumer electronics manufacturing company. Mr. Astorga is a graduate of Eller College at University of Arizona and he received an M.B.A. from University of Phoenix.

Eric F. Lau:  Eric F. Lau has been the Chief Operating Officer and Vice President of Engineering since December, 2010.  Since July, 2009, Mr. Lau served as Director of Engineering and Operations.  From December 2002 to July 2009, Mr. Lau was a Program Manager for the Laser Guided Energy (LGE) and Counter-IED (CIED) Programs.  Prior to joining the company in December, 2002, Mr. Lau was the Vice President of Operations for Mission Viejo S. A. de C. V. from 1998 through 2002.  From 1994 to 1998, Mr. Lau was the New Product Development Team Leader for P. L. Porter Company.  From 1991 to 1994, Mr. Lau was a Senior Project Engineer at Robertshaw Controls, Co. and from 1986 to 1991, Mr. Lau was a Project and Design Engineer at ITT General Controls.  Mr. Lau is a graduate of the University of Southern California, where he received a Bachelor’s Degree in Mechanical Engineering.

STOCK OWNERSHIP AND SECTION 16 COMPLIANCE

The following table sets forth information regarding the beneficial ownership of our Common Stock, based on information provided by the persons named below in publicly available filings, as of the record date:

•	each of the our directors and executive officers;

•	all directors and executive officers of ours as a group; and

•	each person who is known by us to beneficially own more than five percent of the outstanding shares of our Common Stock.

Unless otherwise indicated, the address of each officer and director is in care of Applied Energetics, 3590 East Columbia Street, Tucson, Arizona 85714. Unless otherwise indicated, the Company believes that all persons named in the following table have sole voting and investment power with respect to all shares of common stock that they beneficially own.

For purposes of this table, a person is deemed to be the beneficial owner of the securities if that person has the right to acquire such securities within 60 days of the Record Date upon the exercise of options or warrants. In determining the percentage ownership of the persons in the table below, we assumed in each case that the person exercised all options and warrants which are currently held by that person and which are exercisable within such 60 day period, but that options and warrants held by all other persons were not exercised, and based the percentage ownership on 91,371,192 shares outstanding on the Record Date.  Restricted stock units which were granted February 28, 2011, do not begin vesting until the third business day following the dates on which we file our Annual Report on Form 10-K for the years ending December 31, 2011, 2012 and 2013 with the Securities and Exchange Commission.  Therefore, they are not included in the table below.

	Number of Shares Beneficially		Percentage of Shares
Name of Beneficial Owner	Owned (1)		Beneficially Owned (1)
State of Wisconsin Investment Board	9,048,570	2	9.9%
Superius Securities Group Inc.
Profit Sharing Plan	8,535,997	3	9.3%
Joseph C. Hayden	5,604,468		6.1%
Artis Capital Management, L.P.	5,070,161	4	5.5%
James M. Feigley	533,697	5	*
Eric F. Lau	405,418	6	*
Humberto A. Astorga	292,516	7	*
James K. Harlan	255,615	8	*
Mark J. Lister	125,000	9	*
John F. Levy	87,500	10	*
George P. Farley	0	11	*
All directors and executive officers as a group (8 persons)	7,334,212		7.9%

* Less than 1%

(1)
Computed based upon the total number of shares of common stock, restricted shares of common stock and shares of common stock underlying options held by that person that are exercisable within 60 days of the Record Date.

(2)	Based on information contained in a report on Schedule 13G filed with the SEC on February 14, 2011. The address of the State of Wisconsin Investment Board is P. O. Box 7842, Madison, WI 53707.
(3)
Based on information contained in a report on Schedule 13G filed with the SEC on October 29, 2009.  The address of Superius Securities Group Inc. Profit Sharing Plan is 94 Grand Ave., Englewood, NJ  07631.

(4)
Based on information contained in a report on Schedule 13G filed with the SEC on February 14, 2011:  The address of Artis Capital Management, LLC (“Artis”) is One Market Plaza, Steuart Street Tower, Suite 2700, San Francisco, CA 94105.  Artis is a registered investment adviser and is the investment adviser of investment funds that hold the company’s stock for the benefit of the investors in those funds.  Artis Inc. is the general partner of Artis. Stuart L. Peterson is the president of Artis Inc. and the controlling owner of Artis and Artis Inc.  Each of Artis, Artis Inc., and Mr. Peterson disclaims beneficial ownership of the Stock, except to the extent of its or his pecuniary interest therein.

(5)	Represents 103,697 shares of common stock and 430,000 options exercisable within 60 days of Record Date.
(6)	Represents 35,084 shares of common stock and 370,334 options exercisable within 60 days of Record Date.
(7)	Represents 34,516 shares of common stock and 258,000 options exercisable within 60 days of Record Date.
(8)	Represents 64,365 shares of common stock and 191,250 options exercisable within 60 days of Record Date.
(9)	Represents 75,000 shares of common stock and 50,000 options exercisable within 60 days of Record Date.
(10)	Represents 37,500 shares of common stock and 50,000 options exercisable within 60 days of Record Date.
(11)	Mr. Farley denies beneficial ownership of the common shares and common shares issuable upon exercise of options he transferred to various LLCs.

Section 16(A) Beneficial Ownership Reporting Compliance:

Section 16(a) of the Securities Exchange Act of 1934 requires certain officers and directors of Applied Energetics, and any persons who own more than ten-percent of the common stock outstanding to file forms reporting their initial beneficial ownership of shares and subsequent changes in that ownership with the SEC and the NASDAQ Global Market. Officers and directors of Applied Energetics, and greater than ten-percent beneficial owners are also required to furnish us with copies of all such Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, we believe that during the year ended December 31, 2010 all section 16(a) filing requirements were met.

CORPORATE GOVERNANCE

Director Independence

The Board has determined that General Feigley and Messrs. Farley, Harlan and Levy meet the director independence requirements of the Marketplace Rules of the Association of Securities Dealers, Inc. applicable to NASDAQ listed companies.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management.  The Board understands that there is no single, generally accepted approach to providing Board leadership and recognizes that, depending on the circumstances, other leadership models might be appropriate.  Accordingly, the Board periodically reviews its leadership structure.

The Board currently believes that the Company and its stockholders are best served by having a Board Chairman whose duties are separate from those of the Chief Executive Officer. In accordance with our bylaws our Board of Directors elects our Chief Executive Officer and our Board Chairman. The Chairman is selected from among the directors.

Board Oversight of Risk

The Boards role in the Company’s risk oversight process includes receiving regular reports from members of the executive management team on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic, transactional and reputational risks.  The full Board receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies.

Director Qualifications, Experience and Skills

The Board believes that it is necessary for each of the Company’s directors to possess many qualities and skills.  When searching for new candidates, the Nominating and Governance Committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future needs.  The Board also believes that all directors must possess a considerable amount of business management and social services related experience.  The Nominating and Governance Committee considers, among other things, a candidate’s board experience, education, whether they are independent under applicable Nasdaq listing standards and the SEC rules financial expertise, integrity, financial integrity, ability to make independent and analytical inquiries, understanding of the Company’s business environment, experience in the defense industry and with government customers and knowledge about the issues affecting the Company’s current and potential markets, and willingness to devote adequate time to Board and committee duties when considering director candidates.  The Nominating and Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills.  The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Governance Committee believe that it is essential that the Board members represent diverse viewpoints.  In considering candidates for the board, the Nominating and Governance Committee considers the entirety of each candidate’s credentials in the context of these standards.  With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

All of our directors bring to our Board a wealth of executive leadership experience derived from their service as senior executives and, in many cases, founders of industry or knowledge specific consulting firms or operational businesses.  They also offer extensive public company board experience.  Each of our board members has demonstrated strong business acumen and an ability to exercise sound judgment and has a reputation for integrity, honesty and adherence to ethical standards.  When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the company’s business and structure, the Corporate Governance and Nominating Committee and the Board of Directors focused primarily on the information discussed in each of the Directors’ individual biographies set forth above and the specific individual qualifications, experience and skills as described below:

•
General Feigley’s service in the United States Marine Corps and ownership and operation of a defense consulting firm provides us with invaluable insight into our government customers’ needs and requirements, as well as contacts to key personnel within these companies.

•
Mr. Farley’s extensive knowledge of accounting, the capital markets, financial reporting and financial strategies from his extensive public accounting experience, and prior services as a chief financial officer of a public company and as audit committee member of several public companies.  Mr. Farley specialized in “Transactional Accounting” managing the accounting and auditing function for numerous public financings, mergers, acquisitions, reorganizations and business dispositions.  In 1993, Mr. Farley was part of the team that created a new financing vehicle, the Specified Purpose Acquisition Company “SPAC”.

•
Mr. Harlan’s service in senior executive positions in manufacturing and operations provide our Board with a wealth of knowledge for these aspects of our business.  Mr. Harlan has significant experience with management and commercial issues associated with technology based businesses that comprise an important aspect of our business position.  Mr. Harlan also has prior experience in serving on the compensation committee of other public companies.

•
Mr. Levy’s extensive knowledge of accounting, the capital markets, corporate governance, corporate compliance, financial reporting and financial strategies from his public accounting firm experience and service as chief financial officer and audit committee member of several public companies, as well as through the services he provides to public companies through Board Advisory Services, a consulting firm he founded.

•
Mr. Lister’s broad perspective regarding our customers, markets and bringing defense industry applications to market gained through the services provided by his consulting firm to customers in the Defense, Intelligence and Homeland Security Government markets, as well as from his current and previous positions with the Navy Advisory Panel and Navel Research Advisory Committee and senior assignment with the U.S. Air Force Office of Space Systems.

Board Meetings

During the last year, the Board of Directors held eleven (11) meetings. Each of the directors is encouraged to attend meetings scheduled and all of the directors attended at least 75% of the meetings of the Board and of the committees on which he served in the aggregate.  The Board also took action by unanimous written consent in lieu of meetings.

Committees of the Board of Directors

Audit Committee. The Audit Committee of the Board of Directors is currently comprised of Messrs. Farley, Harlan and Levy. The Audit Committee is comprised entirely of non-employee directors, each of whom has been determined to be “independent” as defined by the rules of The Nasdaq Stock Market.  The Audit Committee operates under a written charter, a copy of which is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2010.  The Audit Committee assists the Board of Directors by providing oversight of the accounting and financial reporting processes of the Company, appoints the independent registered public accounting firm, reviews with the registered independent registered public accounting firm the scope and results of the audit engagement, approves professional services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of internal accounting controls.  The Audit Committee met four times during the last fiscal year.  The Board of Directors has determined that Mr. Farley, the Chairman of the Audit Committee, has been designated the audit committee financial expert under the rules and regulations of the Securities and Exchange Commission for purposes of Section 407 of the Sarbanes-Oxley Act of 2002.

Compensation Committee. The Compensation Committee of the Board of Directors is currently comprised of Messrs. Harlan and Farley. The Compensation Committee is comprised of non-employee directors, each of whom is “independent” as defined by the rules applicable to Nasdaq-traded issuers. The Committee operates under a written charter, a copy of which was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2010.  The Compensation Committee is responsible for establishing and maintaining executive compensation practices designed to enhance Company profitability and enhance long-term stockholder value. The Compensation Committee met three times during the last fiscal year.  Throughout the year, the committee also took actions by unanimous written consent in lieu of meetings.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is currently comprised of General Feigley and Mr. Levy. The Committee is comprised of non-employee directors, each of whom is “independent” as defined by the rules applicable to Nasdaq-traded issuers. The Nominating and Corporate Governance Committee is responsible for establishing and maintaining corporate governance practices designed to aid the long-term success of Applied Energetics and effectively enhance and protect stockholder value. The Committee operates under a written charter, a copy of which was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2010.  The Nominating and Corporate Governance Committee did not meet during the last fiscal year.  However, the Committee also met within the executive session of regularly scheduled board meetings during the last fiscal year. Throughout the year, the committee from time to time discussed various matters.

Strategic Planning Committee. The Strategic Planning Committee is comprised of Messrs. Lister (Chairman), Feigley and Levy.  The Committee is responsible for providing oversight to establish strategic direction for the Company, develop with Company management and recommend to the Board a short- and long-term strategic plan for the Company, periodically review and update the plan, investigate and review merger, acquisition, joint venture and other business combination and strategic opportunities and to provide oversight for monitoring and executing strategies.

Code of Ethics and Business Conduct

Applied Energetics has adopted a Code of Business Conduct and Ethics that applies to all of Applied Energetics’ employees and directors, including its principal executive officer, principal financial officer and principal accounting officer. Applied Energetics’ Code of Business Conduct and Ethics covers all areas of professional conduct including, but not limited to, conflicts of interest, disclosure obligations, insider trading, confidential information, as well as compliance with all laws, rules and regulations applicable to Applied Energetics’ business.

Upon request made to us in writing at the following address, our Code of Ethics and Business Conduct will be provided without charge:

Applied Energetics, Inc.
Attn: Human Resources
3590 E Columbia St.
Tucson, AZ 85714

Communications with the Board

The Board of Directors has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Applied Energetics, Inc., c/o Corporate Secretary, 3590 East Columbia Street, Tucson, Arizona 85714. Stockholders should identify their communication as being from a stockholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a stockholder of the Company before transmitting the communication to the Board of Directors.

Consideration of Stockholders Recommendation of Candidates

Stockholders of the Company wishing to recommend director candidates to the Board of Directors must submit their recommendations in writing to the Board of Directors, c/o Corporate Secretary, 3590 East Columbia Street, Tucson, Arizona 85714.

The Nominating and Corporate Governance Committee is responsible for recommending to the Board all director nominees for consideration and follow the process set forth below. The Nominating and Corporate Governance Committee, comprised of General Feigley and Mr. Levy, recommended to the Board the director nominations for the Annual Meeting of Stockholders.

The Nominating and Corporate Governance Committee consider nominees recommended by the Company’s stockholders provided that the recommendation contains sufficient information for the independent directors to assess the suitability of the candidate, including the candidate’s qualifications, name, age, business and residential address. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Committee receive. The recommendations must also state the name of the stockholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASD Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred.  Stockholders wishing to recommend candidates for the Board must provide us with certain information set forth in Article IV, Section 4 of our Bylaws and all other information regarding each recommended director candidate that would be required to be provided pursuant to Regulation 14A of the Securities Act of 1934 if each candidate was nominated for election as a director, or as otherwise requested by the Nominating and Corporate Governance Committee.

The qualities and skills sought in prospective members of the board will be determined by the independent directors. Generally, director candidates must be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company.

EXECUTIVE AND DIRECTOR COMPENSATION

EXECUTIVE COMPENSATION

Executive Compensation Philosophy

Our board of directors is committed to establishing and maintaining executive compensation practices designed to support the development of the company’s capabilities and business objectives, enhance our profitability and enhance long-term shareholder value.  Toward these aims, in March 2006, our board of directors established a compensation committee.  This committee reports to the board on executive compensation matters.

Compensation Committee

Membership

The committee is currently comprised of two independent members of the Board.  Director independence is, at a minimum, consistent with applicable rules for NASDAQ-traded issuers, Rule 16b-3 of the Exchange Act, and Section 162(m) of the Internal Revenue Code.  Currently, the members of the committee are James K. Harlan (chairman), and George P. Farley.  David C. Hurley, a former director, was also a member until the end of 2010, when he resigned the Board of Directors of the company.

Process and procedures for considering and determining executive and director compensation:

Among other things, the committee has the authority and responsibility under its charter to:

•	Approve our compensation philosophy.

•	Formulate, evaluate, and approve compensation for our officers, as defined in Section 16 of the Securities and Exchange Act of 1934 and rules and regulations promulgated therein.

•
Formulate, approve, and administer cash incentives and deferred compensation plans for executives.  Cash incentive plans are based on specific performance objectives defined in advance of approving and administering the plan.

•	Oversee and approve all compensation programs involving the issuance of our stock and other equity securities.

•	Review executive supplementary benefits, as well as our retirement, benefit, and special compensation programs involving significant cost to us, as necessary and appropriate.

•	Oversee funding for all executive compensation programs.

•	Review compensation practices and trends of other companies to assess the adequacy of our executive compensation programs and policies.

•
Secure the services of external compensation consultants or other experts, as necessary and appropriate.  These services, as required, will be paid from funds provided by the company.  This system is designed to ensure the independence of such external advisors.

•	Approve employment contracts, severance agreements, change in control provisions, and other compensatory arrangements with our executives.

Role of Principal Executive Officer in Recommending Executive Compensation.

The committee makes all compensation decisions related to our named executive officers. However, our Principal Executive Officer regularly provides information and recommendations to the committee on the performance of the executive officers, appropriate levels and components of compensation, including equity grants as well as other information as the committee may request.

Compensation Goals

Our compensation policies are intended to achieve the following objectives:

•	reward executives and employees for their contributions to our growth and profitability, recognize individual initiative, leadership, achievement, and other valuable contributions to our company.

•
to link a portion of the compensation of officers and employees with the achievement of our overall performance goals, to ensure alignment with the our strategic direction and values, and to ensure that individual performance is directed towards the achievement of our collective goals;

•	to enhance alignment of individual performance and contribution with long-term stockholder value and business objectives by providing equity awards;

•	to motivate and provide incentives to our named executive officers and employees to continually contribute superior job performance throughout the year; and

•	to obtain and retain the services of skilled employees and executives so that they will continue to contribute to and be a part of our long-term success.

Compensation programs and policies are reviewed and approved annually but could be adjusted more frequently if determined by the committee.  Included in this process is establishing the goals and objectives by which employee and executive compensation is determined.  Executive officers’ performance is evaluated in light of these performance goals and objectives.  The committee consults the Principal Executive Officer on the performance of other company executives.

 Compensation Surveys and Compensation Consultants

In determining compensation levels, we review compensation levels of companies that we deem to be similar to our company regardless of their location, competitive factors to enable us to attract executives from other companies, and compensation levels that we deem appropriate to retain and motivate our executives.  From time to time, we retain the services of independent compensation consultants to review a wide variety of factors relevant to executive compensation, trends in executive compensation, and the identification of relevant peer companies.  The committee makes all determinations regarding the engagement, fees, and services of our compensation consultants, and our compensation consultants report directly to our committee.

Elements of Compensation

Compensation for our executives is generally comprised of:

•	base salary which is targeted at a competitive level and used to reward superior individual job performance of each named executive officer and to encourage continued superior job performance;

•	cash bonuses which are tied to specific, quantifiable and objective performance measures based on a combination of corporate and individual goals;

•	equity compensation which is based on corporate and individual performance, and discretionary equity awards;

•	severance and change of control agreements;

•	other benefits plan and programs.

The principles which serve as the basis for executive compensation practices apply to the compensation structures for all employees.  Namely, corporate and individual performance are the key factors which determine incentive compensation.

The committee considers each component of executive compensation in light of total compensation.  In considering adjustments to the total compensation of each named executive officer, the committee also considers the value of previous compensation, including outstanding equity grants and equity ownership.

Compensation paid to executive officers must be approved by our board of directors or by the committee.  The committee conducts several meetings in person or telephonically to review and consider our compensation program and policies, as well as specific elements of executive compensation.

Compensation Considerations

In setting compensation levels for a particular executive, the committee takes into consideration:

•	the proposed compensation package as a whole

•	each element of compensation individually

•	the executive's past and expected future contributions to our business

•	our overall company performance,

•	our financial condition and prospects,

•	the need to retain key employees, and

•	general economic conditions.

In order to enable the company to hire and retain talented executives, the committee may determine that it is in the best interests of the company to negotiate packages that may deviate from the company's standard practices in setting the compensation for certain of its executive officers when such deviation is required by competitive or other market forces.

Base Salary

Base salaries for the named executive officers and other executives are determined based on market data reviews for comparable positions in the identified compensation peer group.  A competitive base salary is provided to each executive officer to recognize the skills and experience each individual brings to the company and the performance contributions they make.  When determining the base salary for an executive, we refer to a target of the base salaries of similar positions in the identified compensation peer group. Other factors are also taken into account, such as internal comparisons, individual skills and experience, length of time with the company, performance contributions and competitiveness of the marketplace.  Salaries are reviewed on an annual basis, taking into account the factors described above, and are made in connection with annual performance reviews.  The amounts of such adjustments are calculated using merit increase guidelines based on the employee's position within the relevant compensation range and the results of his or her performance review.  The recommended percentage increases are established annually and reflect the committee's assessment of appropriate salary adjustments based on competitive surveys and general economic conditions.

Other than the annual base salary for Principal Executive Officer, the levels of annual base salary were determined based on the recommendation made by the Principal Executive Officer and approved by the committee. Each individual’s educational qualifications, leadership skills, demonstrated knowledge and business accomplishments were also evaluated in determining base salary levels.

Base Equity Incentive

We provide basic equity grants as a retention incentive to our employees and managers in the form of stock options to support employees having an increasing equity stake and reward for the positive performance of the company.  These equity awards serve as an important management tool to attract and retain key individuals for the company’s success.  They also serve to provide each employee with a stake in the growth and success of the company.  Normally these options are five year options that vest over three years in equal increments, which are priced as of the date of award, or the date of commencement of employment, with the first vesting increment occurring on the first anniversary of the award.  The amount of basic equity grants options are awarded based upon the job classification of the employee, but may also reflect management assessments of an employee’s performance and contributions.  Basic equity grant options are normally awarded at the following times:

•	At time of hire.

•	Upon promotion, assumption of greater responsibility, an advanced degree, or other appropriate milestone for an individual.

•	Annually; based on management’s assessment of the individuals performance and on the individuals job classification.

Equity Bonus

Equity bonus grants will be made in the first quarter of the calendar year to reward the employees’ achievement in the previous calendar year relative to his or her observable, measurable and quantifiable performance goals.  The overall performance of the company will also be a consideration in order to encourage team effort.

The form of equity grants for performance has not been determined, and may vary from year to year between restricted stock, restricted stock units, or stock options.

On February 23, 2011, the Compensation Committee awarded, with a grant date of February 28, 2011, restricted stock units of 23,000, 17,000 and 17,000 to Joseph C. Hayden, Humberto A. Astorga and Eric F. Lau, respectively.  The restricted stock units vest as to one-third of the shares on the third business day following the dates on which we file our Annual Report on Form 10-K for the years ending December 31, 2011, 2012 and 2013 with the Securities and Exchange Commission.

Cash Bonus

Our practice is to periodically consider awarding cash bonuses based upon, among other things, accomplishment of key objectives and overall performance.  In addition, from time-to-time the committee may approve payment of bonuses to executives or key contributors for special accomplishment or other reasons.  The compensation committee is currently determined to only award cash bonuses when the company has met certain cash flow objectives based upon earnings before interest, taxes depreciation and amortization expense.  Generally, the company does not disclose specific targets relating to these goals, because doing so may disclose confidential business information.  No cash bonuses were granted for 2010, and the compensation committee considers the possibility of a cash bonus in 2011 to be remote.

Severance and Change in Control Agreements

None of our named executives currently have such agreements.

Other Benefit Plans and Programs

Executives are eligible to participate in benefit programs designed for all of our full-time employees. These programs include a 401(K) savings plan and medical, dental, disability and life insurance programs.  We currently cover the majority of such medical, dental and insurance payments, requiring employees to pay a portion of the premiums and the co-pay.  Additionally, under our 401(K) plan employees are eligible to contribute to their 401(K) accounts through payroll deductions. In 2007, we implemented an employer match benefit where we matched 50% of the employees’ 401(K) contribution up to 3% of their eligible compensation.

Summary Compensation Table

The following table discloses, for the periods presented, the compensation for the persons who served as our Principal Executive Officer, our Chief Financial Officer and our Chief Operating Officer for the years ended December 31, 2010, 2009 and 2008 (the “Named Executives”).

SUMMARY COMPENSATION TABLE

						All Other
Name and Principal				Stock	Option	Compensation
Position	Year	Salary (1)	Bonus (2)	Awards	Awards (3)	(4)	Total
Joseph C. Hayden	2010	$222,384	$25,000	$-	$-	$5,259	$252,644
President, principal	2009	$209,615	$-	$-	$-	$4,479	$214,094
executive officer	2008	$225,000	$-	$-	$-	$4,813	$229,813
Humberto A. Astorga	2010	$142,308	$-	$-	$16,432	$2,887	$161,627
Chief financial officer,	2009	$120,769	$22,750	$-	$61,547	$1,650	$206,716
principal financial
officer, Controller	2008	$112,500	$8,000	$-	$-	$3,488	$123,988
Eric F. Lau	2010	$140,414	$-	$-	$16,432	$4,063	$160,908
Chief Operating Officer,
Vice President of
Engineering

(1)
Mr. Hayden’s 2010 salary reflects the increase of his base salary to $230,000 effective March 23, 2010 and his 2009 salary reflects the voluntary decrease of his base salary to $200,000 effective May11, 2009.  Mr. Astorga’s 2011 salary will reflect the increase of his base salary to $170,000 effective January 3, 2011.  Mr. Astorga’s 2010 salary reflects the increase of his base salary to $150,000 effective August 2, 2010.  Mr. Astorga’s 2009 salary reflects the increase of his base salary to $137,500 effective September 1, 2009 upon his appointment as Principal Financial officer from Controller of the company.  Mr. Lau’s 2010 salary reflects the increase of his base salary to $170,000 upon his appointment as Chief Operating Officer and Vice President of Engineering.

(2)
Not included in the above table are amounts reflecting the value of Restricted Stock Units which vested in 2010, but were granted in prior years and an exercise of an option which was granted prior to 2010.  Please see the table labeled “Option Exercises and Stock Vested” on page 37 for more detail.

(3)
The amounts included in the “Option Awards” column represent the aggregate grant date fair value in 2010, 2009 and 2008 related to stock option awards, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 8 to our 2010 Consolidated Financial Statements.

(4)
The amounts shown in the “All Other Compensation” column are attributable to the company match expense for 401(k) contributions.  All named executives received an employer matching benefit pursuant to which we match 50% of the employees’ 401(K) contribution up to 3% of their eligible compensation to their 401(K) plans, a benefit that is available to all employees.  Additionally, “All Other Compensation” includes the dollar value of life insurance premiums paid by us for all named executive officers.

Grants of Plan-Based Awards

The following table discloses the grants of a plan-based award to each of the Named Executives in 2010:

						All Other	All Other
						Stock	Option	Exercise	Grant
						Awards:	Awards:	or Base	Date Fair
			Estimated Future Payouts Under			Number	Number of	Price of	Value of
			Equity Incentive Plan Awards			of Shares	Securities	Option	Stock
			Threshold	Target	Maximum	of Stock	Underlying	Awards	Awards
Name	Grant Date		(#)	(#)	(#)	(#)	Options (#)	($/Sh)	(1)
Joseph C. Hayden			-	-	-	-	-	$-	$-
Humberto A. Astorga	3/23/2010	(2)	-	50,000	50,000	-	50,000	$0.60	$16,432
Eric F. Lau	3/23/2010	(2)	-	50,000	50,000		50,000	$0.60	$16,432

(1)
The amounts included in the “Grant Date Fair Value of Stock Awards” column represent the full grant date fair value of the awards computed in accordance with ASC 718.  The fair value of stock option awards is recognized in the income statement as non-cash, equity based compensation expense over the vesting period of the grants.  For a discussion of valuation assumptions, see Note 8 to the Consolidated Financial Statements of our 2010 Financial Statements.

(2)
Represents stock option awards granted to the named executive officers.  These awards have an exercise price equal to the closing price of our common stock on the grant date and provide value to the recipient only if the price of our common stock increases after the grant date.  There were no other performance or other market condition requirements included in the terms of the option awards to the named executive officers.

Employment Agreements for Named Executive Officers

We currently have no employment agreements for named executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table discloses unexercised options held by the Named Executives at December 31, 2010:

	Option Awards						Stock Awards
	Number of		Number of
	Securities		Securities
	Underlying		Underlying				Number of		Market Value
	Unexercised		Unexercised		Option	Option	shares of stock		of Shares of
	Options Exercisable		Options		Exercise	Expiration	that have not		stock that have
Name	(#)		Unexercisable (#)		Price	Date	vested		not vested
Joseph C. Hayden	-		-				-		$-
	58,000	(1)	-		$0.50	03/09/2012	-		$-
Humberto A. Astorga	83,333	(2)	83,334	(2)	$0.40	07/16/2014	-		$-
	16,667	(3)	33,333	(3)	$0.60	03/23/2015	-		$-
	-		-				3,375	(4)	$2,869
	69,500	(5)	-		$0.50	03/09/2012	-		$-
Eric F. Lau	17,500	(6)	-		$0.50	03/09/2012	-		$-
	166,666	(7)	83,334	(7)	$0.40	07/16/2014	-		$-
	16,667	(8)	33,333	(8)	$0.60	03/23/2015	-		$-

(1)
Pursuant to an exchange offer (the “Exchange Offer”) made in March 2009 to all employees and directors with respect to all then outstanding options granted under our 2004 Stock Incentive Plans, Mr. Astorga exchanged options to purchase 116,000 shares of common stock in March 2009 for options to purchase 58,000 of common stock exercisable at $0.50 per share.  The options received in the Exchange Offer vested immediately and are exercisable over a three year period from the date of the exchange. These options were granted under the 2004 Stock Incentive Plan.

(2)
Vested as to 83,333 shares on each of July 16, 2009 and 2010.  Vests as to the remaining 83,334 shares on the third day following the filing of the second quarter form 10-Q in 2011.  These options were granted under the 2007 Stock Incentive Plan.

(3)	Vested as to 16,667 shares on March 23, 2010 and vests annually on each of March 23, 2011 and 2012. These options were granted under the 2007 Stock Incentive Plan.
(4)	Restricted stock grant vests on December 1, 2012, but will vest earlier upon the achievement of certain specified performance targets.
(5)
Pursuant to the Exchange Offer, Mr. Lau exchanged options to purchase 139,000 shares of common stock for options to purchase 69,500 of common stock exercisable at $0.50 per share.  The options received in the Exchange Offer vested immediately and are exercisable over a three year period from the date of the exchange.  These options were granted under the 2004 Stock Incentive Plan.

(6)	Vested on April 23, 2009. These options were granted under the 2007 Stock Incentive Plan.
(7)
Vested as to 83,333 shares on each of July 16, 2009 and 2010 and vests as to the remaining 83,334 shares on the third day following the filing of the second quarter form 10-Q in 2011.  These options were granted under the 2007 Stock Incentive Plan.

(8)	Vested on March 23, 2010 and vests annually on each of March 23, 2011 and 2012. These options were granted under the 2007 Stock Incentive Plan.
(9)
The market value of shares or units of stock that have not vested as reported in the table above is determined by multiplying the closing market price of our common stock on the last trading day of 2010 of $0.85 by the number of shares stock that have not vested.

Payments upon Termination or Change-In-Control

There are no termination or change in control agreements in place.

Option Exercises and Stock Vested

The following table discloses option exercises by the Named Executives and amount of stock vested on behalf of the Named Executives at December 31, 2010:

	Option Awards		Stock Awards
			Number of
	Number of Shares		Shares	Value
	Acquired on	Value Realized on	Acquired on	Realized on
Name	Exercise (#)	Exercise ($)	Vesting (#)	Vesting ($)
Joseph C. Hayden	-	$-	13,500	$10,800
Humberto A. Astorga	83,333	$73,170	13,230	$6,684
Eric F. Lau	-	$-	24,209	$13,367

Director Compensation

The following table discloses our director compensation for the year ended December 31, 2010:

	Fees Earned or		Stock
Name	Paid in Cash		Awards (1)		Total
David C. Hurley(2)	$53,750		$33,000	(3)	$86,750
George P. Farley	$75,000		$45,000	(4)	$120,000
James K. Harlan	$55,000		$33,000	(5)	$88,000
James M. Feigley	$125,000		$75,000	(6)	$200,000
John F. Levy	$51,250		$30,000	(7)	$81,250
Mark J. Lister	$125,000	(8)	$60,000	(9)	$185,000

(1)
The amounts included in the “Stock Awards” column represent aggregate grant date fair value in 2010 related to share awards to directors, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 8 to our 2010 Consolidated Financial Statements. All awards granted to directors in 2010 vested immediately and shares were immediately issued.

(2)	Mr. Hurley resigned as a director effective December 31, 2010.
(3)
Mr. Hurley was granted 55,000 shares of common stock in March 2010 with a market value of $33,000, which was recognized in 2010 for financial statement reporting purposes in accordance with FASB ASC Topic 718.

(4)
Mr. Farley was granted 75,000 shares of common stock in March 2010 with a market value of $45,000 which was recognized in 2010 for financial statement reporting purposes in accordance with FASB ASC Topic 718.

(5)
Mr. Harlan was granted 55,000 shares of common stock in March 2010 with a market value of $33,000, which was recognized in 2010 for financial statement reporting purposes in accordance with FASB ASC Topic 718.

(6)
Mr. Feigley was granted 125,000 shares of common stock in March 2010 with a market value of $75,000 which was recognized in 2010 for financial statement reporting purposes in accordance with FASB ASC Topic 718.

(7)
Mr. Levy was granted 50,000 shares of common stock in March 2010 with a market value of $30,000, which was recognized in 2010 for financial statement reporting purposes in accordance with FASB ASC Topic 718.

(8)	Includes $25,000 of additional director’s fees awarded and paid in January 2010 for overseeing our strategic planning initiatives in 2009.
(9)
Mr. Lister was granted 100,000 shares of common stock in March 2010 with a market value of $60,000, which was recognized in 2010 for financial statement reporting purposes in accordance with FASB ASC Topic 718.

In January 2010, the Board of Directors terminated the Independent Directors Compensation Program.  In addition, in January of 2010, the Board set the annual cash compensation for independent directors as follows:  the Chairman of the Board, and/or Lead Independent Director, if independent, shall receive $125,000 per year; the Chairman of the Audit Committee shall receive $75,000 per year; the Chairman of the Compensation Committee shall receive $55,000 per year, the Chairman of the Nominating Committee shall receive $55,000 per year and each other independent director shall receive $50,000 per year.  In addition, the Chairman of the Strategic Planning Committee was awarded an additional payment of $50,000 annually for his services in leading the corporation’s strategic planning initiatives.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION:

During the fiscal year ended December 31, 2010, none of our executive officers served on the board of directors or the compensation committee of any other company whose executive officers also serve on our Board of Directors or our Compensation Committee.

COMPENSATION COMMITTEE REPORT:

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis and, based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Applied Energetics’ annual report on Form 10-K.

James K. Harlan
George P. Farley

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions With Related Parties

On December 22, 2010, we engaged Mark Lister, a director of the Company, to perform consulting services for a period commencing on January 3, 2011 through March 3, 2011 to assist us with our strategic plans.  Mr. Lister agreed to relocate to Tucson, Arizona during this period and we agreed to pay to him a consulting fee of $3,000 per day, not to exceed an aggregate of $100,000 and to reimburse him for reasonable and out-of-pocket expenses incurred during the period of service.  Mr. Lister was paid $99,000 in consulting fees and approximately $15,000 in reimbursable expenses.

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to our Code of Business Conduct, all officers and directors of the Company who have, or whose immediate family members have, any direct or indirect financial or other participation in any business that supplies goods or services to Applied Energetics, are required to notify our Compliance Officer, who will review the proposed transaction and notify the Audit Committee of our Board of Directors for review and action as it sees fit, including, if necessary, approval by our Board of Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Principal Accountant Fees and Services

The following is a summary of the fees billed to the company by BDO USA, LLP  for professional services rendered for the years ended December 31, 2010 and 2009:

	2010	2009
Audit Fees	$326,500	$239,000
Tax Fees	$46,500	$12,000

Fees for audit services include fees associated with the annual audit of the company and its subsidiaries, the review of our quarterly reports on Form 10-Q and, in 2010, the internal control evaluation under Section 404 of the Sarbanes-Oxley Act of 2002. Tax fees include tax compliance, tax advice and tax planning related to federal and state tax matters.

Pre-Approval Policies and Procedures

Consistent with the SEC requirements regarding auditor independence, our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. Under the policy, the Audit Committee must approve non-audit services prior to the commencement of the specified service. Our independent registered public accounting firm, BDO USA, LLP, have verified, and will verify annually, to our Audit Committee that they have not performed, and will not perform any prohibited non-audit service.

AUDIT COMMITTEE REPORT

The responsibilities of the audit committee are to assist the board of directors in fulfilling the board’s oversight responsibilities with respect to (i) the integrity of the company’s financial statements; (ii) the system of internal control over financial reporting; (iii) the performance, qualifications and independence of the company’s independent registered public accounting firm; (iv) the company’s internal audit function and (v) compliance with the company’s ethics and applicable legal and regulatory requirements.  The committee fulfills its responsibilities through periodic meetings with our independent registered public accounting firm, internal auditors and members of our management.

Throughout the year the audit committee monitors matters related to the independence of BDO USA, LLP, our independent registered public accounting firm.  As part of its monitoring activities, the committee obtained a letter from BDO USA, containing a description of all relationships between us and BDO USA.  After reviewing the letter and discussion it with management, the audit committee discussed with BDO USA’s objectivity and independence.  Based on its continued monitoring activities and year-end review, the committee has satisfied itself as to BDO USA’s independence.  BDO USA also has confirmed in its letter that, in its professional judgment, it is independent of the company within the meaning of the Federal securities laws and within the requirements of Rule 3526 of the Public Company Accounting Oversight Board, “Communication with Audit Committees Concerning Independence.”

The audit committee also discussed with members of our management, our internal auditors and our independent registered public accounting firm, the quality and adequacy of our internal controls and the internal audit function’s management, organization, responsibilities, budget and staffing.  The committee reviewed with both our independent registered public accounting firm and our internal auditors their audit plans, audit scope, and identification of audit risks.

The audit committee discussed and reviewed with the independent registered public accounting firm all matters required by auditing standards generally accepted in the United States, including those described in SAS 114, “The Auditor’s Communication with Those Charged with Governance,” as adopted by the Public Company Accounting Oversight Board.  With and without management present, the committee discussed and reviewed the results of the independent registered public accounting firm’s examination of the financial statements.  The committee also discussed the results of the internal audit examinations.

The committee reviewed and discussed our audited financial statements as of and for the fiscal year ended December 31, 2010 with our management and BDO USA.  Management has the responsibility for the preparation and integrity of our financial statements and BDO USA, as our independent registered public accounting firm, has the responsibility for the examination of those statements.  Based on the above-mentioned review and discussions with management and BDO USA, the audit committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.  The Committee also reappointed BDO USA as our independent registered public accounting firm.

Audit Committee of the Board of Directors:

George P. Farley
James K. Harlan
John F. Levy

PROPOSAL II: RATIFICATION OF THE
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2010 was BDO USA, LLP (f/k/a BDO Seidman, LLP).  The Audit Committee of the Board of Directors has re-appointed BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2011, and the Board is asking stockholders to ratify that selection.  Although, current law, rules and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Company’s independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of BDO USA, LLP for ratification by stockholders as a matter of good corporate practice.  The Audit Committee reserves the right, even after ratification by stockholders, to change the appointment of BDO USA, LLP as auditors, at any time during the 2011 fiscal year, if it deems such change to be in the best interest of the Company.  If the stockholders do not ratify the selection of BDO USA, LLP, the Audit Committee will review the Company’s relationship with BDO USA, LLP as the Company’s independent registered public accounting firm.  A representative of BDO USA, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Applied Energetics currently anticipates holding its annual meeting of stockholders for its fiscal year ending December 31, 2011 in June 2012.

Proxy Proposals Brought Under Rule 14a-8.

Stockholders who wish to present proposals for inclusion in our notice of Annual Meeting and related proxy materials, must comply with SEC Rule 14a-8 under the Exchange Act.  For any such proposal to be considered for inclusion in our proxy materials, our Corporate Secretary must receive it in writing no later than January 14, 2012.  If you do not follow these procedures, we will not consider your proposal for inclusion in next year’s Proxy Statement. Any such proposal should be submitted to our Corporate Secretary c/o Applied Energetics, Inc., 3590 East Columbia Street, Tucson, Arizona 85714.

Director Nominations, Proposals for Action, and Other Business Brought Before the Annual Meeting

Our bylaws require that proposals of stockholders made outside of the processes of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the bylaws, including providing all of the information specified in the bylaws no earlier than the 75th day and not later than the 50th day prior to the meeting unless less than 65 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, in which case, timely notice must be delivered not later than the close of business on the 10th day following the date on which the notice of the date of the meeting was mailed or other public disclosure was made. Stockholders are advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.  We did not receive notice of any business proposal to be brought by a stockholder, consistent with our Bylaws, before the Annual Meeting for a vote, and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of our management on such other matter which may properly come before the Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

Our 2010 annual report to stockholders is being made available to stockholders via the Internet.  If you would like to receive printed copy of our proxy statement and annual report, you should follow the instructions for requesting such information in the notice you receive.

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 will be provided upon written request to Applied Energetics, Inc., 3590 East Columbia Street, Tucson, Arizona 85714, Attention Corporate Secretary.  The Form 10-K also is available on our website www.appliedenergetics.com

We also file reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended. Copies of our reports, proxy statements and other information may be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at:

Room 1580
100 F Street, N.E.
Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.  The Securities and Exchange Commission maintains a website that contains reports, proxy and information statements and other information regarding Applied Energetics.  The address of the Securities and Exchange Commission website is http://www.sec.gov.

You should rely only on the information contained in this proxy statement to vote on the proposals set forth herein.  Applied Energetics has not authorized anyone to provide you with information that is different from what is contained in this proxy statement.  This proxy statement is dated August 15, 2011.  You should not assume that the information contained in this proxy statement is accurate as of any date other than August 15, 2011, and neither the availability of this proxy statement via the Internet nor the mailing of this proxy statement to stockholders shall create any implication to the contrary.

OTHER INFORMATION

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,

James M. Feigley
Chairman of the Board

August 15, 2011